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                                                                    EXHIBIT 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Fortune Industries, Inc., an Indiana corporation, (the "Company") on Form 10-Q for the period ending February 28, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Amy Gallo, Chief Financial Officer of the Company, certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  July 12, 2006                          By: /s/ Amy Gallo
                                              -------------------------
                                              Amy Gallo,
                                              Chief Financial Officer